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                                                                    EXHIBIT 10.4

                                      NOTE

$465,000,000                                                        June 8, 2005
                                                              New York, New York

            FOR VALUE RECEIVED, AMERCO REAL ESTATE COMPANY, a Nevada corporation, AMERCO REAL ESTATE COMPANY OF TEXAS, INC., a Texas corporation, AMERCO REAL ESTATE COMPANY OF ALABAMA, INC., an Alabama corporation, and U-HAUL CO. OF FLORIDA, INC., a Florida corporation (each, a "Borrower" and, individually and collectively, jointly and severally, the "Borrowers") hereby jointly and severally promise to pay to the order of MERRILL LYNCH COMMERCIAL FINANCE CORP. (the "Lender"), at the principal office of the Lender at 4 World Financial Center, 10th Floor, New York, New York 10080, in lawful money of the United States, and in immediately available funds, the principal sum of FOUR HUNDRED AND SIXTY-FIVE MILLION DOLLARS ($465,000,000) (or such lesser amount as shall equal the aggregate unpaid principal amount of the Loans made by the Lender to the Borrowers under the Credit Agreement (as defined below)), on the dates and in the principal amounts provided in the Credit Agreement, and to pay interest on the unpaid principal amount of each such Loan, at such office, in like money and funds, for the period commencing on the date of such Loan until such Loan shall be paid in full, at the rates per annum and on the dates provided in the Credit Agreement.

            The date, amount and interest rate of each Loan made by the Lender to the Borrowers, and each payment made on account of the principal thereof, shall be recorded by the Lender on its books and, prior to any transfer of this Note, endorsed by the Lender on the schedule attached hereto or any continuation thereof; provided, that the failure of the Lender to make any such recordation or endorsement shall not affect the obligations of the Borrowers to make a payment when due of any amount owing under the Credit Agreement or hereunder in respect of the Loans made by the Lender.

            This Note is the Note referred to in the Amended and Restated Credit Agreement dated as of June 8, 2005 (as amended, restated, supplemented or otherwise modified and in effect from time to time, the "Credit Agreement") between the Borrowers and the Lender, and evidences Loans made by the Lender thereunder. Terms used but not defined in this Note have the respective meanings assigned to them in the Credit Agreement.

            The Borrowers agree, jointly and severally, to pay all the Lender's costs of collection and enforcement (including reasonable attorneys' fees and disbursements of Lender's counsel) in respect of this Note in accordance with the Credit Agreement, including, without limitation, reasonable attorneys' fees through appellate proceedings.

            Notwithstanding the pledge of the Collateral, each Borrower hereby acknowledges, admits and agrees that the Borrowers' obligations under this Note include recourse obligations of the Borrowers to which each Borrower pledges its full faith and credit.

            Each Borrower, and any endorsers or guarantors hereof, (a) severally waive diligence, presentment, protest and demand and also notice of protest, demand, dishonor and nonpayments of this Note, (b) expressly agree that this Note, or any payment hereunder, may be

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extended from time to time, and consent to the acceptance of further Collateral, the release of any Collateral for this Note, the release of any party primarily or secondarily liable hereon, and (c) expressly agree that it will not be necessary for the Lender, in order to enforce payment of this Note, to first institute or exhaust the Lender's remedies against the Borrowers or any other party liable hereon or against any Collateral for this Note. No extension of time for the payment of this Note, or any installment hereof, made by agreement by the Lender with any person now or hereafter liable for the payment of this Note, shall affect the liability under this Note of any Borrower, even if such Borrower is not a party to such agreement; provided, however, that the Lender and each Borrower, by written agreement between them, may affect the liability of the Borrowers.

            Any reference herein to the Lender shall be deemed to include and apply to every subsequent holder of this Note. Reference is made to the Credit Agreement for provisions concerning optional and mandatory prepayments, Collateral, guarantees, acceleration and other material terms affecting this Note.

            Each Borrower hereby acknowledges and agrees that such Borrower shall be jointly and severally liable to the maximum extent permitted by applicable law for all representations, warranties, covenants, obligations and indemnities of the Borrowers under the Loan Documents.

            THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (WITHOUT REFERENCE TO CHOICE OF LAW DOCTRINE) WHOSE LAWS EACH BORROWER EXPRESSLY ELECTS TO APPLY TO THIS NOTE. EACH BORROWER AGREES THAT ANY ACTION OR PROCEEDING BROUGHT TO ENFORCE OR ARISING OUT OF THIS NOTE MAY BE COMMENCED IN THE SUPREME COURT OF THE STATE OF NEW YORK, BOROUGH OF MANHATTAN, OR IN THE DISTRICT COURT OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK.

                                    AMERCO REAL ESTATE COMPANY

                                    By:  /s/ Gary B. Horton
                                         ---------------------------------------
                                         Name:  Gary B. Horton
                                         Title: Treasurer

                                    AMERCO REAL ESTATE COMPANY OF TEXAS, INC.

                                    By:  /s/ Gary B. Horton
                                         ---------------------------------------
                                         Name:  Gary B. Horton
                                         Title: Treasurer

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                                    AMERCO REAL ESTATE COMPANY OF ALABAMA, INC.

                                    By:  /s/ Gary B. Horton
                                         ---------------------------------------
                                         Name:  Gary B. Horton
                                         Title: Treasurer

                                    U-HAUL CO. OF FLORIDA, INC.

                                    By:  /s/ Gary B. Horton
                                         ---------------------------------------
                                         Name:  Gary B. Horton
                                         Title: Treasurer

                                    U-HAUL INTERNATIONAL, INC., as Guarantor

                                    By:  /s/ Gary B. Horton
                                         ---------------------------------------
                                         Name:  Gary B. Horton
                                         Title: Treasurer

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                                SCHEDULE OF LOANS

            This Note evidences Loans made under the within-described Credit Agreement to the Borrower, on the dates, in the principal amounts and bearing interest at the rates set forth below, and subject to the payments and prepayments of principal set forth below:

             PRINCIPAL                  UNPAID
              AMOUNT     AMOUNT PAID   PRINCIPAL   NOTATION
DATE MADE     OF LOAN    OR PREPAID     AMOUNT      MADE BY
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
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